                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 22, 1998
                                                           ------------


                                  ACSYS, INC.
                                  -----------
                           (Exact name of registrant
                          as specified in its charter)


      Georgia              000-23711           58-2299173
---------------------------------------------------------------------
      (State or other      (Commission         (I.R.S. Employer
      jurisdiction of      File Number)        Identification No.)
      incorporation


      2000 Pennsylvania Avenue, Suite 7650 Washington, DC  20006
----------------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code:    (202) 872-0303
                                                             --------------



                              N/A
      ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On May 22, 1998, Acsys, Inc. (the "Company") acquired all of the interest in ICON Search and Consulting, Inc. ("ICON") in a stock-for-stock merger transaction which qualified as a "pooling of interests" for accounting purposes and qualified as a tax-free reorganization. Under the terms of the Agreement and Plan of Merger by and among the Company, ICON and the Shareholders of ICON, dated March 31, 1998 (the "Merger Agreement"), ICON shareholders received 2,859,845 shares of the common stock of the Company in exchange for all of the equity interest in ICON. The number of shares of the Company's stock issued to each ICON shareholder was based upon an exchange ratio included in the Merger Agreement and upon the average closing price of the Company's stock during a 15-trading-day measuring period ending before the closing.

     A copy of the Merger Agreement was provided as Exhibit 2.6 to the Company's quarterly report on form 10-Q filed on May 15, 1998 and is incorporated herein by reference.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the required financial statements for the business acquired by the registrant. The registrant will file the required financial statements for such acquired business within 60 days of the date that this Form 8-K is due.

     (b)   PRO FORMA FINANCIAL INFORMATION.  Not applicable

     (c)   EXHIBITS.

      99.1  Press Release dated May 13, 1998
      99.2  Press Release dated May 22, 1998

                                    PAGE 2
                        EXHIBIT INDEX APPEARS ON PAGE 4

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACSYS, INC.


                                              BY:  /s/ Timothy Mann Jr.
                                                   --------------------
                                                   Timothy Mann, Jr.
                                                   Chief Executive Officer

Dated:    6/4/98
          ------

                                     PAGE 3
                        EXHIBIT INDEX APPEARS ON PAGE 4

                                 EXHIBIT INDEX



Exhibit
Number                                                                               Page
-------                                                                              ----
99.1            Press Release dated May 13, 1998...................................   6
99.2            Press Release dated May 22, 1998...................................   9

                                    PAGE 4
                        EXHIBIT INDEX APPEARS ON PAGE 4